UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2004


                                   VOIP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Texas                          000-28985                   75-2785941
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)




         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets



         Registrant filed a Form 8K on September 16, 2004, describing in Items 1 and 2 a material acquisition and resulting change of control. Pursuant to Item 9.01(a)(4) of Form 8-K, financial statements of the acquired businesses and financial statements are being filed by amendment hereby. This Amendment should be read in conjunction with the Form 8-K filed on September 13, 2004.





Item 9.01.  Financial Statements and Exhibits

INDEX TO FINANCIAL STATEMENTS

         VOX CONSULTING GROUP, INC.










                           VOX CONSULTING GROUP, INC.
                               d/b/a VOIP AMERICAS
                              FINANCIAL STATEMENTS
                                       AND
                                AUDITOR'S REPORT
                           DECEMBER 31, 2003 AND 2002


                   (With Independent Auditors' Report Thereon)

                                Table of Contents

Independent Auditors' Report...................................................3

Financial Statements:
    Balance Sheet..............................................................4
    Statements of Revenues and Expenses and Accumulated Deficit................5
    Statements of Cash Flows...................................................6
    Pro Forma Balance Sheet and Statement of Operations.......................11

Notes to Financial Statements..................................................7

IDA C. OVIES, CPA, PA
2307 DOUGLAS RD, STE 400
MIAMI, FL 33145




                                AUDITORS' REPORT


Board of Directors and Stockholders
Vox Consulting Group, Inc.
Miami, Florida


We have audited the accompanying balance sheet of Vox Consulting Group, Inc. as of December 31, 2003 and 2002, and the related statement of revenue and expenses and accumulated deficit, and cash flows for the years then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Vox Consulting Group, Inc. as of December 31, 2003 and 2002, and the results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ Ida C. Ovies

Ida C. Ovies, CPA, PA
November 12, 2004

                           VOX CONSULTING GROUP, INC.
                                  BALANCE SHEET
                                  DECEMBER 31,




                                                          2003           2002
ASSETS

Current Assets
Cash in banks                                          $  13,533      $   5,699
Accounts receivable                                       49,911           --
                                                       ---------      ---------
                                                          63,444          5,699
                                                       ---------      ---------
Property and Equipment, net of
    accumulated depreciation of $18,015 and
    $4,277 in 2003 and 2002 respectively                  70,412         35,505
                                                       ---------      ---------

Other Assets
Deposits                                                   1,150          3,000
                                                       ---------      ---------
                                                           1,150          3,000
                                                       ---------      ---------
                                                       $ 135,006      $  44,204
                                                       =========      =========


LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
Accounts payable and accrued expenses                  $ 111,442      $  12,202
Customer deposits
                                                          48,000           --
                                                       ---------      ---------

                                                         159,442         12,202
                                                       ---------      ---------

Stockholder's Deficit
Common stock, 100 shares authorized,
  issued and outstanding, $1 par value                       100            100
Paid in capital                                           79,138         88,751
Accumulated deficit                                     (103,674)       (56,849)
                                                       ---------      ---------
                                                         (24,436)        32,002
                                                       ---------      ---------
                                                       $ 135,006      $  44,204
                                                       =========      =========

                           VOX CONSULTING GROUP, INC.
                       STATEMENT OF REVENUES AND EXPENSES
                             AND ACCUMULATED DEFICIT
                        FOR THE YEARS ENDED DECEMBER 31,





                                                       2003              2002

Revenues
 Telecommunication services                         $ 394,651         $  31,514

Cost of Sales                                         360,775            52,751
                                                    ---------         ---------

Gross Margin                                           33,876           (21,237)
                                                    ---------         ---------

Expenses

General and administrative                             66,962            31,335
Depreciation                                           13,739             4,277
                                                    ---------         ---------
                                                       80,701            35,612
                                                    ---------         ---------

Net Loss                                              (46,825)          (56,849)
                                                    ---------         ---------

Accumulated Deficit, beginning                        (56,849)                0
                                                    ---------         ---------

Accumulated Deficit, ending                         $(103,674)        $ (56,849)
                                                    =========         =========

                           VOX CONSULTING GROUP, INC.
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                           2003          2002

Cash flows from operating activities:
  Net Loss                                               $(46,825)     $(56,849)
  Adjustments to reconcile net income to cash
   provided (used in) operating activities:
   Depreciation                                            13,739         4,277
   Changes in current assets and liabilities:
    (Increase) decrease in:
      Accounts receivable trade                           (49,911)         --
    Increase (decrease) in:
      Accounts payable and accrued expenses                99,240        12,202
      Customer deposits                                    48,000          --
    Deposits                                                1,850        (3,000)
                                                         --------      --------

Cash provided (used) by operating activities               66,093       (43,370)
                                                         --------      --------

Cash flows from investing activities:
  Acquisition of property and equipment                   (48,646)      (39,782)
                                                         --------      --------

Cash used by investing activities                         (48,646)      (39,782)
                                                         --------      --------

Cash flows from financing activities:
  Shareholder (distributions) contributions                (9,613)       88,851
                                                         --------      --------

Cash provided (used) by financing activities               (9,613)       88,851
                                                         --------      --------

Net increase in cash and cash equivalents                   7,834         5,699
Cash and cash equivalents, beginning                        5,699          --
                                                         --------      --------

Cash and cash equivalents, ending                        $ 13,533      $  5,699
                                                         ========      ========

                           VOX CONSULTING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002


OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF BUSINESS

Vox Consulting Group, Inc. is a Florida Corporation organized in 2002.The Company is a full service, wholesale Internet Telephony Service Provider enabling emerging carriers, Internet Service Providers (ISP's), Independent Telephone Company (ITC's), Cable Operators and Competitive Local Exchange Carriers (CLEC's) to quickly and efficiently launch advanced VoIP services to their customer base. Its services include wholesale-VoIP for U.S. and International termination; VoIP-800 and VoIP-did for access; and turnkey-VoIP, a full featured hosted platform providing the most popular residential and small business VoIP services.


BASIS OF PRESENTATION

Use of Estimates

The financial statements have been prepared in accordance with generally accepted accounting principles. Such financial statements include estimates and assumptions that affect the reported amounts of assets, liabilities and the amount of revenue and expenses. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers cash in bank accounts, certificate of deposits and investment instruments purchased with maturities of three months or less as cash and cash equivalents.

Property and Equipment

Property and equipment is stated at its original cost and depreciated under the accelerated method over its estimated useful life (five to seven years). The cost of maintaining and repairing property and equipment are charged to expense as incurred.

Revenue Recognition

Revenues are recognized when earned, as services are provided.

                           VOX CONSULTING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002





Income Taxes

The Company, with the consent of its shareholders, has elected to be treated as an "S" Corporation, under the Internal Revenue Code. In lieu of paying corporate income taxes, the shareholders of an "S" Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, there is no
provision  or  liability  for  income  taxes   reflected  in  the   accompanying
statements.


ACCOUNTS RECEIVABLE

The Company provides for doubtful accounts based on experience rates. No provision for bad debts was deemed necessary at December 31, 2003.


PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2003 and 2002 consisted of the following:

                                                         2003             2002

    Equipment                                         $ 77,091         $ 28,446
    Software                                            11,336           11,336
                                                      --------         --------
                                                        88,427           39,782
     Less accumulated depreciation                     (18,015)          (4,277)
                                                      --------         --------
                                                      $ 70,412         $ 35,505
                                                      --------         --------



SUPPLEMENTAL CASH FLOWS INFORMATION

Cash paid for interest for the years ended December 31, 2003 and 2002 was $2,409 and $1,857 respectively. Cash paid for taxes for the years ended December 31, 2003 and 2002 was $-0-.

                           VOX CONSULTING GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

COMMITMENTS AND CONTINGENCIES

Leases


During the year 2003, the Company rented office space from a related party under a month to month operating lease. Rent expense under this lease for the year ended December 31, 2003 was $5,000.



Service Agreement

The Company has a service agreement with an unrelated party for Co-Location services. The agreement is for a term of two years commencing on October of 2004, and calls for minimum service fees of $2,150 a month. Minimum service fees payable under this contract for the next two years is as follows:

                2005            $ 25,800
                2006              19,350

Other Contingencies

The Company is subject to claims arising in the ordinary course of business. While complete assurance cannot be given as to the outcome of any legal claims, in the opinion of management, the outcome of these matters is not expected to have a material effect on the Company's financial position or results of operations.

SUBSEQUENT EVENTS

On September 10, 2004, VoIP, Inc., a publicly traded Company, acquired 100% of the shares of the Company from its shareholders in exchange for 1,000,000 shares of VoIP, Inc.'s restricted common stock. VoIP, Inc. is a public Company with wholly owned subsidiaries that develop and distribute innovative technology, services and solutions for voice over Internet Protocol, wireless and multimedia applications.

The following unaudited pro forma financial statements give effect to the acquisition by VoIP, Inc. of VOX Consulting Group, Inc., a Florida-based subsidiary, in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of VoIP, Inc., and VOX Consulting Group, Inc. The unaudited pro forma statements of operations are based on the historical statement of operations of VoIP, Inc., and VOX Consulting Group, Inc., and combine the results of operations of VoIP, Inc, and VOX Consulting Group, Inc., for the twelve month period ended December 31, 2003 as if the acquisition occurred on January 01, 2003.

The unaudited pro forma information is presented for illustrative purposes only.


                                    VoIP Inc.
                  Unaudited Proforma Consolidated Balance Sheet
                                December 31, 2003


                                                                           VOX         Proforma
                                                                       Consulting    Adjustments
                                                        VoIP Inc.        Group           (2)        Proforma
                                                       -----------    -----------    -----------   -----------
                                     ASSETS

Current Assets
    Cash on hand and in bank                           $     3,499    $    13,533    $      --     $    17,032
    Accounts receivable                                       --           49,911           --          49,911
    Inventory, net of reserve                              251,534           --             --         251,534
    Prepaid expense                                          4,425           --             --           4,425
                                                       -----------    -----------    -----------   -----------
Total Current Assets                                       259,458         63,444           --         322,902
                                                       -----------    -----------    -----------   -----------

Property and equipment, net                                   --           70,412           --          70,412
Other assets                                                  --            1,150           --           1,150
                                                       -----------    -----------    -----------   -----------

   TOTAL ASSETS                                        $   259,458    $   135,006    $      --     $   394,464
                                                       ===========    ===========    ===========   ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable and accrued expenses              $      --      $   111,442    $      --     $   111,442
    Amounts due to affiliates                              151,166           --             --         151,166
    Other current liabilities                                 --           48,000           --          48,000
                                                       -----------    -----------    -----------   -----------
Total Liabilities                                          151,166        159,442           --         310,608
                                                       -----------    -----------    -----------   -----------

Commitments and contingencies                                 --             --             --            --

Stockholders' equity
Common stock - $0.001 par value
14,230,939 and 1,730,939 issued
and outstanding respectively                                 1,731            100           --           1,831
Additional paid in capital                                 731,208         79,138           --         810,346
Accumalitive deficit                                      (624,647)      (103,674)       251,534      (476,787)
                                                       -----------    -----------    -----------   -----------
Total stockholders' equity                                 108,292        (24,436)       251,534       335,390

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $   259,458    $   135,006    $   251,534   $   645,998
                                                       ===========    ===========    ===========   ===========



                                    VoIP Inc.
             Unaudited Proforma Consolidated Statement of Operations
                      Twelve months ended December 31, 2003


                                                                           VOX         Proforma
                                                                       Consulting    Adjustments
                                                        VoIP Inc.        Group           (2)        Proforma
                                                       -----------    -----------    -----------   -----------

Revenues                                               $     8,678    $   394,651    $      --     $   403,329

Cost of Sales                                               11,213        360,775           --         371,988
                                                       -----------    -----------    -----------   -----------

Gross Profit                                                (2,535)        33,876           --          31,341

Operating expenses
    General and administrative                              98,899         80,701           --         179,600
                                                       -----------    -----------    -----------   -----------

Loss from operations                                      (101,434)       (46,825)          --        (148,259)

Other expenses                                            (251,534)          --          251,534          --
                                                       -----------    -----------    -----------   -----------

Loss before income taxes                                  (352,968)       (46,825)       251,534      (148,259)

Provision for income taxes                                    --             --             --            --
                                                       -----------    -----------    -----------   -----------

Net Income (Loss)                                      $  (352,968)   $   (46,825)   $   251,534   $  (148,259)
                                                       ===========    ===========    ===========   ===========

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 19, 2004              VoIP, INC.
                                        (Registrant)



                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer